UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

NUTRIBAND Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUTRIBAND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 9, 2022

Oviedo, Florida
November 9, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nutriband Inc., a Nevada corporation (the “Company”), will be held at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, on Friday, December 9, 2022, at 10:00 A.M. (local time) for the following purposes:

1.     To elect six directors to the Corporation’s Board of Directors, each to hold office for a term expiring at the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified, or until his or her earlier resignation or removal;

2.     Ratification of Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2022; and

3.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on October 17, 2022, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

/s/ Gareth Sheridan
Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

NUTRIBAND INC.
121 South Orange Ave., Suite 1500
Orlando, Florida 32801

PROXY STATEMENT

Information Concerning the Solicitation

The Board of Directors (the “Board”) of Nutriband Inc. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 10:00 A.M. Eastern Time on Friday, December 9, 2022, at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801. The proxy materials are being mailed on or about November 9, 2022 to shareholders of record on October 17, 2022.

This proxy statement has been posted on the Internet and may be viewed at HTTPS://Nutriband.com/proxy.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card, please indicate on the card how you wish to vote, sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Quorum and Voting

Only holders of our common stock on the close of business on October 17, 2022 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

As of the Record Date, there were 7,803,263 shares of the Company’s common stock, $0.001 par value per share, (the “common stock”) outstanding. All references to “stockholders” herein shall mean holders of common stock collectively, unless otherwise stated.

A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, and in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum.

Six directors will be elected by the Company’s shareholders of record at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are six nominees and six positions to be filled; this means that the six individuals receiving the most votes will be elected. Holders of our common stock do not have cumulative voting rights.

The ratification of auditors will require the vote of a simple majority of the shares of our common stock present at the Annual Meeting by person or proxy. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, and “FOR” the appointment of Sadler, Gibb and Associates, LLC as the Company’s independent registered public accounting firm.

A shareholder submitting a proxy prior to the Annual Meeting may revoke the proxy at any time before the shares subject to it are voted by (i) sending a written statement to that effect to the Secretary of the Company, (ii) submitting a valid proxy having a later date, or (iii) voting in person at the Annual Meeting.

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

PROPOSAL ONE — ELECTION OF DIRECTORS

Six (6) directors will be elected at the Annual Meeting to serve terms expiring at the next Annual Meeting of Stockholders, or until their successors are elected and qualified, or their earlier resignation or removal. Management’s nominees are listed below. All of the nominees are currently serving as directors of the Company. All directors will be elected by holders of the Company’s common stock. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE SIX NOMINEES FOR DIRECTOR NAMED BELOW.

Nominees for Election to Our Board of Directors

Set forth below are the name, age, position of and biographical information about each nominee, all of whom are currently directors and compromise our entire Board as of the record date.

Name	Age	Position
Gareth Sheridan	33	Chief Executive Officer and Director
Serguei Melnik	50	Chairman of the Board, President and Secretary
Mark Hamilton(1)(3)	37	Director
Radu Bujoreanu(1)(2)(3)	52	Director
Stefani Mancas(2)(3)	46	Director
Irina Gram(2)(1)	34	Director

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Gareth Sheridan, our founder, has been chief executive officer and a director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders.

In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up a legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Mark Hamilton, an independent director since July 2018, is an experienced director level professional who joined global consulting firm, Korn Ferry in 2020 as a Managing Consultant. Prior to moving into organizational consulting, Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development. Mr. Hamilton is a Member of the Association of Chartered Accountants (ACA), since 2012. Mr. Hamilton’s accounting/consulting background and experience in corporate finance, restructuring, sales and talent assists us in his role as an independent Board member and Committee Chair. Mr. Hamilton has a very strong presence in the business community across jurisdictions, along with an accomplished track record in project management and business development. Educated at Terenure College, Mark went on to study a B.Sc. degree in Business & Management at Dublin Institute of Technology and subsequently received First Class Honours in his postgraduate degree, for which he specialized in Accountancy in 2009. In addition to his ACA qualification, Mark has also recently completed a diploma in Corporate Governance and is now a member of the Corporate Governance Institute which will assist him in his role as Independent Director, alongside his recent approval by the Central Bank of Ireland to act as an Independent Director to regulated entities.

Radu Bujoreanu has been a director since June 2019. Mr. Bujoreanu has been the owner and executive director of Consular Assistance, Inc., which provides assistance in obtaining visas for the Republic of Moldova and related services since December 2002, and he has been a real estate agent with Keller Williams Realty, Inc. since May 2019. Mr. Bujoreanu received his bachelor degree in international public law from the University of Moldova.

Prof. Dr. Stefani Mancas received a Ph. D. in Applied Mathematics from the University of Central Florida, with the dissertation topic “Dissipative solitons in the cubic-quintic complex Ginzburg-Landau equation: Bifurcations and Spatiotemporal Structure”, for which she won the Outstanding Dissertation Award. Currently, Stefani is a tenured full professor, and a researcher, in the Department of Mathematics at Embry-Riddle Aeronautical University in Daytona Beach. Stefani’s research areas are finding analytical solutions to nonlinear dissipative equations that can be reduced through Darboux transformations to Riccati or Abel equations. Her main focus is on Schrödinger equation where she uses methods based on variational formulation of complex analysis together with ansatz reduction with global minimizers of objective functions, applied to supersymmetric quantum mechanics. Additionally, Stefani is using the theory of elliptic functions with applications to problems in nonlinear optics, soliton theory, general relativity, and inflation, as well as optimization of the blockchain, and quantum cryptography. Recently, Stefani has been admitted to the Harvard Business Analytics Program at Harvard Business School, an 18-month program which will build the capabilities in technical, analytical, and operational areas that can be used to advance her career in the global market.

Irina Gram was elected as a director of the Company at the January 21, 2022 stockholders meeting. Irina is a new member of our Board, and is a Senior Financial Analyst at Thales IFEC, Melbourne, Florida. There she is responsible for financial planning, analysis and risk and opportunities reviews of multiple development and customer programs. From 2016 to 2017, she was a Project Engineering Coordinator at Thales IFEC, where she executed budgeting and forecasting activities with specialized focus on SFRD spending, interfaced with engineering team to monitor and report the performance of the financial impact of projects. From 2013 to 2016, she held various project management, accounting and reporting positions with Siemens Building Technology, Inc., Winter Park, Florida. She received a Bachelor’s Degree in Finance from the University of Central Florida, Orlando, Florida, where she graduated in May 2015, with honors, and received a masters in business administration from the University of Central Florida, Orlando, Florida, in May 2019.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Gareth Sheridan, a founder of the Company, who has directed the Company’s business operations and acquisitions program since its founding, has demonstrated the skills that qualify him to serve on the Board. In particular, the Company will have to continue follow the path we have started on and will need Mr. Sheridan as a Board member to grow and focus its business on the medical products under development.

We believe that Serguei Melnik, a founder of the Company who worked with Mr. Sheridan in starting the Company’s operations in the U.S., and in particular assisted in providing the initial capital to develop the Company’s current business operations, has management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Melnik has worked with other private companies of similar size over the last 20 years, and so has experience working with companies of a size similar to the Company’s, as well as financial and investment banking experience relating to this sector.

Mark Hamilton has been a member of the Association of Chartered Accountants since 2012. Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development. Mr. Hamilton has recently joined global consulting firm, Korn Ferry as a Managing Consultant. He is valuable to us as an active member of several committees of the Board. With his accounting, consulting and governance background and wide experience with different types of businesses (at all stages of growth), we believe he qualifies to serve as an independent director on our Board. Mr. Hamilton has worked with public and private companies throughout his career and has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, sales, talent and accounting experience.

Dr. Mancas is a professor and associate chair in the department of mathematics at Embry-Riddle Aeronautical University, Daytona Beach, Florida, and is the co-founder of the nonlinear Waves Lab which contains a water tank used for research in water waves, submarine currents, and autonomous underwater vehicles He is also the organizer of national and international conferences in applied mathematics, and has published many articles in scientific journals. We believe that Mr. Mancas’ scientific management, operations, and business knowledge and experience qualify him to serve on and are valuable for our Board to be able to access.

We believe that the broad business experience of Radu Bujoreanu, who has been a director since June 2019, qualifies him to be a director of the Company. He is a member of several of our Board committees and has management experience in working with companies in our Company’s size range.

We believe that Irina Gram’s experience as a financial analyst will be valuable to the Board in its evaluation of corporate issues regarding financing the business operations of the Company. Ms. Gram is the Chairperson of our Compensation Committee.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Gareth Sheridan serves as Chief Executive Officer and Serguei Melnik is serving as our Chairman and President. Our Chairman leads the Board of Directors in its discussions and has such other duties as are prescribed by the Board. As Chief Executive Officer, Mr. Sheridan is responsible for implementing the Company’s strategic and operating objectives and day-to-day decision-making related to such implementation.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and corporate governance) that are chaired and composed entirely of directors who are independent under Nasdaq and SEC rules. Given the role and scope of authority of these committees, and that a majority of the members of the Board are independent, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board of Directors selects our senior management team, which is charged with the conduct of our business. Our Board of Directors also acts as an advisor and counselor to senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our board of directors, subject to the terms of our certificate of incorporation and bylaws. Our board of directors currently consists of six members, four of which are independent directors.

Meetings

Our Board of Directors held two meetings and acted by written consent 11 times during 2022.

Committees of the Board of Directors

The board of directors has created three committees — the audit committee, the compensation committee and the nominating and corporate governance committee. Each of the committees has a charter which meets the Nasdaq Stock Market requirements and is composed of three independent directors.

Audit Committee

The audit committee is comprised of Mr. Hamilton, as chairman, Mr. Bujoreanu and Irina Gram. We believe that Mark Hamilton qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market. The audit committee oversees, reviews, acts on and reports on various auditing and accounting matters to the board, including: the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices, all as set forth in our audit committee charter. The Audit Committee met three times in fiscal 2022.

Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

•        has reviewed and discussed with management the audited financial statements for the year ended January 31, 2022;

•        has discussed with Sadler, Gibb & Associates, LLC, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•        has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Sadler, Gibb & Associates, LLC, the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended January 31, 2022, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Sadler, Gibb & Associates, LLC as our independent registered public accountants for 2022.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

(Chairman)

Compensation Committee

The compensation committee is comprised of Irina Gram, Chairperson, Mr. Bujoreanu and Dr. Mancas. The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally as set forth in the audit committee charter. If so authorized by the board, the compensation committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee will not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee will consult with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss with the chief executive officer and other responsible officers the compensation policies for employees who are not officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers. The compensation committee members will consider the independence of such advisors before selecting or receiving advice from such advisors. The compensation committee met three times in fiscal 2022.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is comprised of Dr. Mancas, Mark Hamilton and Mr. Bujoreanu, will identify, evaluate and recommend qualified nominees to serve on our board; develop and oversee our internal corporate governance processes, and maintain a management succession plan. The nominating and corporate governance committee met two times in fiscal 2022.

Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Compensation Committee of our Board is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee of our Board oversees management of financial risks, under its charter it is to meet periodically and at least four times per year with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled. The Nominating and Corporate Governance Committee of our Board is responsible for management of risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is informed about such risks.

Independent Directors

Four of our directors, Mark Hamilton, Radu Bujoreanu, Stefani Mancas and Irina Gram are independent directors based on the NASDAQ definition of independent director.

Family Relationships

There are no family relationships among our directors and executive officers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer who serves on our Board or compensation committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

Board Diversity Matrix

Our Nasdaq Board Diversity Matrix as filed with NASDAQ has been posted on the Internet and may be viewed at https://nutriband.com/diversity/.

Board Diversity Matrix FOR: Nutriband Inc.

As of 10/04/2022
Total Number of Directors    6

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Asian American
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	6
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. Mr. Goodman, Dr. Smith, Dr. Patrick, Mr. Bujoreanu, and Ms. Gram have not filed their Form 3 reports.

On June 15, 2022, Gareth Sheridan, our CEO, filed a late Form 5 for an acquisition of 11,167 shares of common stock issued by the Company as compensation to him on January 5, 2021. On July 7, 2022, Serguei Melnik filed a late Form 5 with respect to stock option compensation received by him as a director on January 21, 2022. On July 5, 2023, Mr. Sheridan filed a late Form 5 with respect to stock option compensation received by him as a director on January 21, 2022.

PROPOSAL TWO — RATIFICATION OF AUDITORS

Our Board selected Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2022. Sadler, Gibb & Associates, LLC is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Sadler, Gibb & Associates, LLC as our independent auditor for 2022. Although not required by law or our Bylaws, our Board of Directors is submitting the selection of Sadler, Gibb & Associates, LLC to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Sadler, Gibb & Associates, LLC is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Audit Committee has selected Sadler, Gibb & Associates, LLC as the Company’s independent public accountants for the fiscal year ending January 31, 2023.

Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Sadler, Gibb & Associates, LLC as independent accountants for the current fiscal year ending January 31, 2023. The Company is advised by said firm that neither the firm nor any of its members now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT REGISTERERD PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2022.

The fees billed for professional services by Sadler, Gibb & Associates, LLC for the fiscal years ended January 31, 2022 and 2021 were:

	Year Ended January 31
	2022	2021
Audit fees	$69,250	$63,500
Audit – related fees	12,200	0
Tax fees	—	0
All other fees	$—	$65,637

In the above table, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements included in Form 10-K and review of financial statements included in Forms 10-Q, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the two types of services set forth above were approved by the Audit Committee in accordance with its charter.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT
AND SIGNIFICANT SHAREHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s common Stock by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of the October 17, 2022 Record Date. In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding common Stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after October 17, 2022. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of common stock beneficially owned is based on 7,803,263 shares of common stock outstanding as of the October 17, 2022 Record Date.

Name and Address(1) of Beneficial Owner	Shares of Common Stock Owned Directly	Shares of Derivative Securities Owned Beneficially	Total Beneficial Ownership Including Option Grants(5)	Percentage of Issued and Outstanding Common Stock
Gareth Sheridan	1,761,667	52,500	1,814,167	23.09%
Serguei Melnik(2)	832,999	52,500	885,499	11.27%
Stefani Mancas	16,480	16,083	32,563	*
Mark Hamilton	17,750	19,000	36,208	*
Radu Bujoreanu	15,750	18,833	34,583	*
Irina Gram	1,167	8,500	9,667	*
Dr. Jeff Patrick	36,612	35,000	71,612	*
Patrick Ryan	12,347	23,333	35,680	*
Allan Smith	48,893	23,333	72,226	*
Gerald Goodman(3)	26,250	122,500	148,750	1.88%
All officers and directors as a group (10 individuals)	2,769,915	371,583	3,131.288	40.23%

____________

*        Less than One (1%) Percent.

(1)      The address for each director and officer, unless indicated otherwise, is c/o Nutriband, Inc., 121 South Orange Ave., Suite 1500, Orlando, FL 32801.

(2)      Includes 29,167 shares owned by Mr. Melnik’s wife, as to which Mr. Melnik disclaims beneficial ownership, and 58,334 shares held under the UGMA for the benefit of his minor children.

(3)      Gerald Goodman holds 26,250 shares directly and has been granted three-year options under the Company’s 2021 Employee Stock Option Plan to purchase an aggregate of 122,500 shares of common stock at an exercise prices ranging from $4.09 per share to $4.20 per share. Mr. Goodman also was issued on October 22, 2021 a stock purchase warrant for the purchase of 87,500 shares of common stock, exercisable at $4.20 per share.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Our Executive Officers

Set forth below is certain information with respect to our executive officers:

Name	Age	Position
Gareth Sheridan	33	Chief executive officer and director
Serguei Melnik	50	Chairman of the Board, President and Secretary
Gerald Goodman	74	Chief Financial Officer
Alan Smith, Ph.D.	57	Chief operating officer and president of 4P Therapeutics
Patrick Ryan	36	Chief technical officer
Jeff Patrick, Pharm.D.	53	Chief scientific officer

Gareth Sheridan, our founder, has been chief executive officer and a director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders.

In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Gerald Goodman has been our chief accounting officer since July 31, 2018 and was elected our Chief Financial Officer on November 12, 2020. Mr. Goodman is a certified public accountant and, since 2014, has practiced with his own firm, Gerald Goodman CPA P.C. From January 1, 2010 until December 31, 2014, Mr. Goodman practiced with Madsen & Associates, CPA’s Inc., Murray, Utah, and was a non-equity partner and managed the firm’s SEC practice. Mr. Goodman is a director of Lifestyle Medical Network, Inc., which provides management services to healthcare providers. From 1971 to 2010, Mr. Goodman was a partner in the accounting firm of Wiener, Goodman & Company P.C. Mr. Goodman is a 1970 graduate of Pennsylvania State University where he received a B.S. Degree in Accounting.

Alan Smith, Ph.D., serves as Chief Operating Officer of Nutriband and President of 4P Therapeutics, a wholly owned subsidiary of Nutriband. He joined the Company after Nutriband acquired 4P Therapeutics in 2018. Dr. Smith co-founded 4P Therapeutics in 2011 to develop drug-device and biologic-device combination products to meet the needs of patients, physicians, and payers, and was Vice President, Clinical, Regulatory, Quality and Operations at the time of the acquisition. Dr. Smith is co-inventor of the Company’s Aversa™ abuse deterrent transdermal system technology. Dr. Smith has over 20 years of experience in the research and development of drug and biologic delivery systems, diagnostics and medical devices for treatment and management of chronic pain, diabetes, and cardiovascular disease. Previously, he was with Altea Therapeutics, a venture capital funded company focused on novel transdermal drug and biologic delivery, most recently serving as Vice President, Product Development and Head of Clinical R&D, Regulatory Affairs, and Project Management. Prior to joining Altea Therapeutics, he led the development of transdermal glucose monitoring systems at SpectRx, Inc., a publicly traded noninvasive diagnostics company. Dr. Smith received Ph.D. and M.S. degrees in Biomedical Engineering from Rutgers University and the University of Medicine and Dentistry of New Jersey. He currently serves on the Editorial Advisory Board of Expert Opinion on Drug Delivery.

Paddy Ryan has been chief technical officer since February 2018. Having worked in the tech industry for 8 years, Paddy brings a fresh perspective and understanding to our team. From September 2019 to present Mr. Ryan served as director of digital agency for Trigger Media. From 2013 to 2016, Mr. Ryan worked as an online security analyst with Paddy Power Betfair Plc. From 2016 to 2017, Mr. Ryan was general manager at CRS Events setting up and organising One-Zero, the largest sports conference in Ireland. Mr Ryan served as head of technology for Irish agency Trigger Movement between 2017 and 2019. Mr Ryan serves as technical advisor for sports media brand, Pundit Arena, where he has advised on their technical development since 2012. Mr. Ryan also served as a digital consultant for Irish Aid Charity, Bóthar, where he worked on the development of the charity’s digital plans. Mr. Ryan has also consulted with Irish Local Government in County Limerick (Limerick County Council) regarding their digital activity in September 2018. Mr. Ryan has also assisted Swiss Company, SEBA Crypto AG, to develop their online presence in October 2018. Mr. Ryan is also a technical advisor for Irish dairy company, Arrabawn where he has assisted them with online strategies since 2017. Mr. Ryan has been involved in general technical consulting for startups and companies in Ireland for more than ten years. Mr. Ryan attended University College Dublin where he studied engineering and is working towards his Masters Degree in data analytics from National College of Ireland. Mr. Ryan also assisted in the development and launch of the Pandemic Action Network website in early 2020. As CTO, Paddy is responsible for Nutriband’s technology strategy and plays a key role in leading new initiatives. Mr. Ryan works for us on a part-time basis.

Jeff Patrick Pharm.D. currently serves as Director of Drug Development Institute at the Ohio State University Comprehensive Cancer Center. Dr. Patrick most recently serving as Chief Scientific Officer for New Haven Pharmaceuticals. Prior roles included global vice president of professional affairs at Mallinckrodt Pharmaceuticals, Inc.; and roles with ascending responsibilities at Dyax, Myogen/Gilead, Actelion and Sanofi-Synthelabo, Inc. Dr. Patrick is a residency-trained clinical pharmacist with approximately 20 years of pharmaceutical industry experience. He brings expertise in executive leadership, scientific and medical strategy, drug development and commercialization to the company. Prior to pursuing a career in research and development, Patrick was an ambulatory care clinical pharmacist at the University of Tennessee Medical Center and a clinical assistant professor of pharmacy at the University of Tennessee College of Pharmacy, where he earned his doctorate in pharmacy. He also completed the Wharton School of Business Pharmaceutical Executive Program. Dr. Patrick works for us on a part-time basis.

COMPENSATION OF DIRECTORS AND OFFICERS

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the years ended January 31, 2022, 2021 and 2020, to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary $	Bonus Awards $	Stock Awards $	Option/ Awards(1) $	Incentive Plan Compensation $	Nonqualified Deferred Earnings $	All Other Compensation $	Total $
Gareth Sheridan,	2022	149,000	100,000		61,778	—	—	—	310,770
CEO(3)	2021	60,000		150,000	—	—	—	—	210,000
	2020	42,000	15,000	—	—	—	—	—	57,000

Serguei Melnik	2022	149,000	100,000	—	61,778	—	—	—	310,770
President

Alan Smith	2022	148,000	—	—	32,654	—	—	—	264,654
Chief Operating Officer							—	—

Sean Gallagher,	2021	—	—	150,000	—	—		—	150,000
Executive Chairman(1)	2020	—	—	60,000	—	—	—	—	60,000

Jeff Patrick	2021	—	—	—	—	—	—	—	—
Chief Scientific Officer(2)	2020	—	—	60,000	—	252,700	—	—	312,700

____________

(1)      During the year ended January 31, 2021, the Company issued Mr. Gallagher 11,167 shares of common stock, valued at $150,000, as compensation. During the year ended January 31, 2020, we issued to Mr. Gallagher 10,001 shares of common stock, valued at $120,000, representing his compensation for the years ended January 31, 2019 and 2018 pursuant to his employment agreement.

(2)      During the year ended January 31, 2020, we issued to Strategic Pharmaceutical Consulting LLC, a company controlled by Dr. Patrick 10,001 shares of common stock, valued at $120,000, representing Dr. Patrick’s compensation for the years ended January 31, 2020 and 2019. We also granted him to an option to purchase 29,167 shares of common stock at 75% of the market price. The option expired unexercised.

(3)      During the year ended January 31, 2021, we issued to Gareth Sheridan, our CEO, 11,167 shares of common stock valued at $150,000, representing compensation for the year ended January 31, 2021.

Non-Employee Director Compensation Table

The table below shows the cash fees paid to our directors in connection with their service on our board of directors, and the stock option awards granted, during the fiscal year ended January 31, 2022.

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mark Hamilton	5,000		29,340				34,340
Sean Gallagher	5,000		32,500				37,500
Radu Bujourneau	5,000		26,120				31,120
Stefani Mancas	5,000		21,222				26,222
Steven Damon	5,000		16,325				21,325
Vselovod Grigore	5,000		16,325				21,325

Employment Agreements with Company Officers

On January 21, 2022, the Board of Directors of the Company approved Employment Agreements with Gareth Sheridan, our Chief Executive Officer, Serguei Melnik, our President and Gerald Goodman, the Company’s Chief Financial Officer.

Each of the three Employment Agreements was effective February 1, 2022, for an initial term of three years, and the term is automatically extended for additional one-year periods if neither party gives notice of termination at least 90 days prior to the end of the initial term or any current additional one-year term.

The Employment Agreements with Mr. Sheridan and Mr. Melnik each provide for a base salary of $250,000 per year, and the Employment Agreement with Mr. Goodman provides for a base salary of $210,000.

The Employment Agreements provide for incentive payments as established by the Board of Directors, and the Employment Agreements with Mr. Sheridan and Mr. Melnik provide for a performance bonus as follows:

Net Operating Profit Before Income Taxes	Performance Bonus
On the First $10 Million	3.5%
On the Next $40 Million	3.5%
On the Next $50 Million	3.0%
On all Amounts Over $100 Million	2.5%

Each of the Employment Agreements contains similar provisions for discharge for “cause”, including breach of the Employment Agreement or specified detrimental conduct by the employee, in which cases accrued compensation would payable as provided in the Employment Agreements. The Agreements also provide for termination by the executives for “good reason”, comprising events such as breach of the Agreement by the Company, assignment of duties inconsistent with the Executive’s position, , or in the event of a change in control of the Company. In the event of a termination by the Company without cause, or by the executive for “good reason”, the Company is required to pay to the Executive in a lump sum in cash within 30 days after the date of termination the aggregate of the following amounts:

A.     the sum of (1) the executive’s annual minimum salary through the date of termination to the extent not theretofore paid, (2) any annual incentive payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred, (3) any annual performance bonus payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred,(4) any accrued and unused vacation pay and (5) any business expenses incurred by the executive that are unreimbursed as of the date of termination;

B.      The product of (1) the performance bonus payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365;

C.     the amount equal to the sum of (1) three (3) times the executive’s annual minimum salary; (2) one (1) times the performance bonus payment and (3) one (1) times the incentive payment;

D.     In the event executive is not fully vested in any retirement benefits with the Company from pension, profit sharing or any other qualified or non-qualified retirement plan, the difference between the amounts executive would have been paid if he or she had been vested on the date his/her employment was terminated and the amounts paid or owed to the executive pursuant to such retirement plans;

E.      The product of (1) the incentive payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365; and

F.      If applicable, the present value of the amount equal to the sum of five (5) years’ Performance Bonus pay with such amount being calculated based on the Performance Bonus paid to the Employee the year prior to Termination.

In addition, all stock options and warrants outstanding as of the date of termination and held by the executive shall vest in full and become immediately exercisable for the remainder of their full term; all restricted stock shall no longer be restricted to the extent permitted by law, and the Company will use its best efforts, at its sole cost to register such restricted stock as expeditiously as possible.

Gross-up Reimbursement on Excise Taxes Paid by Employee on Certain Payments received from Company

The Employment Agreements of Mr. Sheridan and Mr. Melnik provide that, to the extent any payment under the Employment Agreement to the executive is subject to the excise tax imposed by section 4999 of the Internal Revenue Code, the executive is entitled to a gross-up payment from the Company to reimburse the executive for additional federal, state and local taxes imposed on executive by reason of the excise tax and the Company’s payment of the initial taxes on such amount. The Company is also required to bear the costs and expenses of any proceeding with any taxing authority in connection with the imposition of any such excise tax.

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gareth Sheridan, CEO	23,333	—	—	$4.58	January 21, 2025	—	—	—	—
Serguei Melnik, President	23,333	—	—	$4.58	January 21, 2025	—	—	—	—
Alan Smith, COO	11,167	—	—	$4.16	January 21, 2025	—	—	—	—
Gerald Goodman, CFO	11,167	—	—	$4.16	January 21, 2025	—	—	—	—
Gerald Goodman, CFO	87,500	—	—	$4.20	October 22, 2024	—	—	—	—
Jeff Patrick, CSO	11,167	—	—	$4.16	January 21, 2025	—	—	—	—

____________

(1)      The amounts reported represent the aggregate grant-date fair value of stock options awarded to certain directors in 2022, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, or ASC Topic 718. The amounts presented do not correspond to the actual value that may be recognized by the named director upon vesting of the applicable awards.

Director Compensation

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Related Party Transactions

On January 21, 2022, the newly elected Board of Directors approved the following option grants and the issuance of Option Award Agreements with respect thereto to officers and directors as set forth in the table below, following stockholder approval of the Company’s 2021 Employee Stock Option Plan.

Name	Number of Shares	Per Share Exercise Price	Consideration
Serguei Melnik	23,333	$4.58	Services rendered in fiscal 2021
Gareth Sheridan	23,333	$4.58	Services rendered in fiscal 2021
Gerald Goodman	11,167	$4.16	Services rendered in fiscal 2021
Patrick Ryan	11,167	$4.16	Services rendered in fiscal 2021
Larry Dillaha	11,167	$4.16	Services rendered in fiscal 2021
Jeff Patrick	11,167	$4.16	Services rendered in fiscal 2021
Mike Myer	11,167	$4.16	Services rendered in fiscal 2021
Sean Gallagher	11,167	$4.16	Services rendered in fiscal 2021
Mark Hamilton	10,500	$4.16	Services rendered in fiscal 2021
Radu Bujoreanu	9,333	$4.16	Services rendered in fiscal 2021
Stefanie Mancas	7,583	$4.16	Services rendered in fiscal 2021
Steve Damon	5,833	$4.16	Services rendered in fiscal 2021
Vsevolod Grigore Director	5,833	$4.16	Services rendered in fiscal 2021
Tyler Overk	11,167	$4.16	Services rendered in fiscal 2021
Diana Mather	11,167	$4.16	Services rendered in fiscal 2021
Alan Smith	11,167	$4.16	Services rendered in fiscal 2021

During the year ended January 31, 2021, Serguei Melnik, a director and our former chief financial officer, and Dr. Alan Smith, our chief operating officer, advanced us $18,128, all of which was repaid. As of January 31, 2021, the amount due each of these officers is $-0-.

On January 31, 2020, we issued 10,001 shares to each of Sean Gallagher and to Strategic Pharmaceutical Consulting LLC, which is controlled by Jeff Patrick, for services rendered by Mr. Gallaher and Dr. Patrick valued at $120,000. These issuances were made pursuant to employment agreements with Mr. Gallagher and Dr. Patrick which provide for annual compensation of $60,000 and represented compensation for the years ended December 31, 2019 and 2018.

On January 5, 2021, the Company issued the following numbers of shares common stock to Company officers and members of its Board of Directors. All stock issuances were valued by the Board at $13.43 per share.

Gareth Sheridan, CEO and Director	11,167
Sean Gallagher, Executive Chairman and Director	11,167
Serguei Melnik, Director	11,167
Michael Myer, President of Pocono Pharma and Director(1)	5,833
Radu Bujoreanu, Director	14,583
Steven P. Damon, Director	11,167
Michael Doron, Director*	5,833
Mark Hamilton, Director	14,583
Stefani Mancas, Director	14,583
Vsevolod Grigore, Director	5,833
Patrick Ryan, Chief Technical Officer	5,833
Gerald Goodman, Chief Financial Officer	11,167
Alan Smith, Chief Operating Officer and President of 4P Therapeutics	7,962
Vitalie Botgros, Consultant	5,833
Thomas Cooney, Director*	7,000
Jay Moore, Director*	5,833

____________

(1)      Mr. Myer owns 237,581 shares of common stock, of which 5,833 were issued on January 5, 2021, and 220,081 shares that received from the August 31, 2021 acquisition of Pocono Coated Products, LLC.

*        Former directors.

ANNUAL REPORTS

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, including financial statements as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

A copy of this Proxy Statement and the Company’s Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended January 31, 2022, filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Nutriband Inc., 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. This Proxy Statement is also available on our website at HTTPS://Nutriband.com/proxy.

SHAREHOLDER PROPOSALS

Stockholders Proposals for the 2023 Annual Meeting

The Company expects its next annual meeting to occur in December 2023. Accordingly, stockholder proposals intended to be presented at the Company’s 2023 annual meeting must be received by the Company no later than Friday, October 6, 2023 (pursuant to Rule 14a-8 of the Exchange Act, this deadline is a reasonable time before we expect to mail proxy statements for our 2023 annual meeting to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting). Proposals should be addressed to the Office of the Company, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2023 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given a reasonable time before we expect to mail proxy statements for our 2023 annual meeting. Accordingly, with respect to the Company’s 2023 annual meeting of stockholders, notice must be provided to the Office of the Secretary, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801, no later than October 6, 2023. If a stockholder fails to provide timely notice of a proposal to be presented at the 2023 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Mail can be addressed to Directors in care of the Office of the Secretary 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. Routine correspondence will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROXY SOLICITATION

The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Gareth Sheridan

Chief Executive Officer

November 9, 2022

Orlando, Florida

ANNEX A

FORM OF PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF NUTRIBAND INC. December 9, 2022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at https://nutriband.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20630000000000001000 5 120922 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 2.Ratify the selection of Sadler, Gibb & Associates, LLC as the auditors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposal 2. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. Election of Directors: O Gareth Sheridan Serguei Melnik Mark Hamilton Radu Bujoreanu O Stefani Mancas Imina Gram FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES:

Annex A-1

NUTRIBAND INC. Proxy for Annual Meeting of Shareholders on December 9, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gareth Sheridan and Serguei Melnik, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Nutriband Inc., to be held December 9, 2022 at 121 S Orange Ave., Suite 1500, Orlando, FL 32801, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)

Annex A-2